                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                 ----------

                                  FORM 8-K


                               CURRENT REPORT


                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934


                              DECEMBER 4, 1996
                              ----------------
                      (Date of earliest event reported)


                      Capital One Financial Corporation
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


              Delaware                             1-13300                            54-1719854
 ---------------------------------      ----------------------------      ---------------------------------
      (State of incorporation                 (Commission File                      (IRS Employer
          or organization)                        Number)                        Identification No.)


 2980 Fairview Park Drive
 Suite 1300
 Falls Church, Virginia                                                      22042
 --------------------------------------                                   ----------------
 (Address of principal executive offices)                                   (Zip Code)



      Registrant's telephone number, including area code:  (703) 205-1000





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Item 5.  Other Events.


         The sole purpose for the filing of this Form 8-K is to incorporate the attached replacement page into Exhibit 13, to Amendment No. 1 to the Capital One Financial Corporation Registration Statement No. 333-3850, filed on September 19, 1996, entitled "Portions of the Company's 1995 Annual Report incorporated by reference into the Company's 10-K for the year ended December 31, 1995."

         The filing of a replacement page is necessitated by an existing typographical error contained in the table heading of the Consolidated Balance Sheets section. The years 1995 and 1994 were inverted during the EDGAR conversion process; the attached replacement page reflects the correctly formatted table heading.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


Exhibit 13 Replacement page to Exhibit 13, to Amendment No. 1 to the Capital One Financial Corporation Registration Statement No. 333-3850, filed on September 19, 1996, entitled "Portions of the Company's 1995 Annual Report incorporated by reference into the Company's 10-K for the year ended December 31, 1995."





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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                             CAPITAL ONE FINANCIAL CORPORATION


 Dated: December 4, 1996                     By: /s/ John G. Finneran, Jr.
                                                 -------------------------
                                                  John G. Finneran, Jr.
                                                  Senior Vice President,
                                                  General Counsel and
                                                  Corporate Secretary





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                                EXHIBIT INDEX


13. Replacement page to Exhibit 13, to Amendment No. 1 to the Capital One Financial Corporation Registration Statement No. 333-3850, filed on September 19, 1996, entitled "Portions of the Company's 1995 Annual Report incorporated by reference into the Company's 10-K for the year ended December 31, 1995."





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